Lithia Motors Reports Adjusted EPS of $1.42 for Fourth Quarter 2014 and $5.11 for Full Year 2014; Fourth Quarter Revenue Increases 75%

Lithia Motors Declares $0.16 per Share Dividend for Fourth Quarter

MEDFORD, OR -- (Marketwired - February 25, 2015) - Lithia Motors, Inc. (NYSE: LAD) reported the highest fourth quarter and full year adjusted net income in Company history and increased adjusted net income from continuing operations 46% for the fourth quarter 2014 over the prior year period.

2014 fourth quarter adjusted net income from continuing operations was $37.5 million, or $1.42 per diluted share. This compares to 2013 fourth quarter adjusted net income from continuing operations of $25.7 million, or $0.98 per diluted share.

Unadjusted net income from continuing operations for the fourth quarter of 2014 was $41.1 million, or $1.55 per diluted share, compared to $27.2 million, or $1.03 per diluted share, for the fourth quarter of 2013. As shown in the attached non-GAAP reconciliation tables, the 2014 fourth quarter per share adjusted results from continuing operations exclude the following non-core items: a $0.02 charge for acquisition expenses; a $0.13 benefit related to the equity investment associated with the new market tax credit transaction; and a $0.02 benefit from a tax attribute. The 2013 fourth quarter per share adjusted results from continuing operations exclude the following non-core items: a $0.06 benefit for a gain on a sale of land; a $0.05 net benefit from non-core tax attributes; and a $0.06 expense related to an adjustment to a legal reserve associated with a lawsuit filed in 2006 and settled in 2013.

Fourth quarter 2014 revenue from continuing operations increased $768 million, or 75%, to $1.8 billion from $1.0 billion for the fourth quarter of 2013.

Fourth Quarter-over-Quarter Operating Highlights:

  Total same store sales increased 14%
  New vehicle same store sales increased 12%
  Used vehicle retail same store sales increased 16%
  Service, body and parts same store sales increased 12%
  Same store F&I per unit increased $46 to $1,214
  Adjusted SG&A expense as a percentage of gross profit was 70.3% (includes DCH)

For the full year of 2014, revenue from continuing operations increased 35% to $5.4 billion from $4.0 billion in 2014.

Full Year-over-Year Operating Highlights:

  Total same store sales increased 12%
  New vehicle same store sales increased 11%
  Used vehicle retail same store sales increased 15%
  Service, body and parts same store sales increased 11%
  Same store F&I per unit increased $83 to $1,205
  Adjusted SG&A expense as a percentage of gross profit was 67.7% (includes DCH)

"We had a strong finish to 2014," said Bryan DeBoer, President and CEO. "Our store leaders responded to shifting market dynamics to deliver solid results. We grew overall revenue 35% for the year and the DCH integration is progressing well. We achieved our second earnings per share milestone by exceeding $5.00 per share in 2014 and see a clear path to achieving $6.00 per share. We also have established a fourth milestone objective of $7.00 per share."

For the full year of 2014, adjusted net income per diluted share from continuing operations increased 28% to $5.11 from $3.99 for the full year of 2013. Unadjusted, net income from continuing operations was $5.14 per diluted share for the full year of 2014, compared to $4.02 per diluted share for the full year of 2013.

Chris Holzshu, SVP and CFO, said, "We finished 2014 with adjusted SG&A as a percentage of gross profit at 67.7%. The fourth quarter of 2014 was at 70.3% due to the impact of the DCH stores on our overall result. We target SG&A as a percentage of gross profit to continue to improve as we integrate the 36 stores added in 2014. For the full year, incremental throughput, or the percentage of additional same store gross profit dollars that we retain after deducting incremental selling costs, was 42.9%. Our stores remain focused on maintaining incremental throughput of 45% to 50%, which will continue to lever our SG&A expense going forward."

Corporate Development
In January 2015, Lithia opened Subaru of Clearlake, Texas. The store is a new franchise we were awarded from Subaru. We estimate the store will contribute $45 million in annual revenues.

Bryan DeBoer, President and CEO, stated, "We significantly increased the size of Lithia in 2014, adding annualized revenues in excess of $2.7 billion. We acquired 35 stores and opened one franchise in 2014, and are pleased to have already opened a new store in the Houston, Texas market with Clearlake Subaru. The acquisition market remains active and we continue to seek domestic, import and luxury franchises in cities ranging from mid-sized regional markets to metropolitan markets across the United States."

Balance Sheet Update
We ended the fourth quarter with $30 million in cash and $70 million in available credit on our credit facilities. Additionally, approximately $146 million of our operating real estate is currently unfinanced, which could provide an estimated additional $109 million in available liquidity, for total potential liquidity of $209 million.

Dividend Payment
Our Board of Directors has approved a dividend of $0.16 per share related to fourth quarter 2014 financial results. We will pay the dividend March 27, 2015 to shareholders of record on March 13, 2015.

2015 Outlook
We project 2015 first quarter earnings of $1.18 to $1.21 per diluted share and 2015 full year earnings of $5.95 to $6.05 per diluted share. Both projections are based on the following annual assumptions:

Continuing Operations Projections

  Total revenues of $7.5 to $7.7 billion
  New vehicle sales increasing 41.5%
  New vehicle gross margin of 5.9% to 6.1%
  Used vehicle sales increasing 36.5%
  Used vehicle gross margin of 12.3% to 12.5%
  Service body and parts sales increasing 41.0%
  Service body and parts gross margin of 48.4% to 48.6%
  Finance and insurance gross profit of $1,150 per unit
  Tax rate of 40%
  Average diluted shares outstanding of 26.5 million
  Full year capital expenditures are $120 million

Same Store Projections

  Total revenues of $5.2 to $5.4 billion
  New vehicle same store sales increasing 7.0%
  Used vehicle same store sales increasing 10.5%
  Service body and parts same store sales increasing 8.5%
  Finance and insurance gross profit of $1,200 per unit

These projections exclude the impact of future acquisitions, dispositions and non-core items. Actual results may be affected by items described under Forward-Looking Statements below.

Fourth Quarter Earnings Conference Call and Updated Presentation
The fourth quarter conference call may be accessed at 10:00 a.m. ET today by telephone at 877-407-8029. An updated presentation highlighting the fourth quarter results has been added to www.lithiainvestorrelations.com.

To listen live on our website or for replay, visit www.lithiainvestorrelations.com and click on webcasts.

About Lithia
Lithia Motors, Inc. is one of the largest automotive retailers in the United States. Lithia sells 30 brands of new vehicles and all brands of used vehicles at 130 stores in 14 states. Lithia also arranges finance, warranty, and credit insurance contracts; and provides vehicle parts, maintenance, and repair services at all of its locations.

Sites
www.lithia.com
www.lithiainvestorrelations.com
www.lithiacareers.com

Lithia Motors on Facebook
http://www.facebook.com/LithiaMotors

Lithia Motors on Twitter
http://twitter.com/lithiamotors

Forward-Looking Statements
This press release includes "forward-looking statements" within the meaning of the "Safe-Harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward looking statements include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as "project," "outlook," "expect," "anticipate," "intend," "plan," "believe," "estimate," "may," "seek," "would," "should," "likely," "goal," "strategy," "future," "maintain," "continue," "remain," "target" or "will" and similar references to future periods. Examples of forward-looking statements in this press release include, among others, statements regarding:

  Future market conditions;
  Expected operating results, such as improved store performance, maintaining incremental throughput between 45% and 50%, generating earnings per share of $6.00 and all projections set forth under the heading "2015 Outlook";
  The increase in our annual revenues that we estimate will result from the dealership that we acquired as set forth under the heading "Corporate Development";
  Anticipated availability of liquidity from our unfinanced operating real estate; and
  Anticipated levels of capital expenditures in the future.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events that depend on circumstances that may or may not occur in the future. Forward-looking statements are not guarantees of future performance, and our actual results of operations, financial condition and liquidity and development of the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements in this press release. The risks and uncertainties that could cause actual results to differ materially from estimated or projected results include, without limitation, future economic and financial conditions (both nationally and locally), changes in customer demand, our relationship with, and the financial and operational stability of, vehicle manufacturers and other suppliers, risks associated with our indebtedness (including available borrowing capacity, compliance with financial covenants and ability to refinance or repay indebtedness on favorable terms), government regulations, legislation and others set forth throughout Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations and in Part I, Item 1A. Risk Factors of our most recent Annual Report on Form 10-K, and from time to time in our other filings with the SEC. We urge you to carefully consider this information and not place undue reliance on forward-looking statements. We undertake no duty to update our forward-looking statements, including our earnings outlook, which are made as of the date of this release.

Non-GAAP Financial Measures
This press release and the attached financial tables contain non-GAAP financial measures such as adjusted net income and diluted earnings per share from continuing operations, adjusted SG&A as a percentage of revenues and gross profit, adjusted operating margin, adjusted operating profit as a percentage of gross profit, and adjusted pre-tax margin. Non-GAAP measures do not have definitions under GAAP and may be defined differently by and not comparable to similarly titled measures used by other companies. As a result, we review any non-GAAP financial measures in connection with a review of the most directly comparable measures calculated in accordance with GAAP. We caution you not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable GAAP measures. We present cash flows from operations in the attached tables, adjusted to include the change in non-trade floor plan debt to improve the visibility of cash flows related to vehicle financing. As required by SEC rules, we have reconciled these measures to the most directly comparable GAAP measures in the attachments to this release. We believe the non-GAAP financial measures we present improve the transparency of our disclosures; provide a meaningful presentation of our results from core business operations, because they exclude items not related to core business operations and other non-cash items; and improve the period-to-period comparability of our results from core business operations. These presentations should not be considered an alternative to GAAP measures.

Lithia Motors, Inc.
Consolidated Statements of Operations (Unaudited)
(In thousands except per share data)

                               Three months ended                     %
                                  December 31,        Increase    Increase
                             ----------------------
                                2014        2013     (Decrease)  (Decrease)
                             ----------  ----------  ----------  ----------
Revenues:
New vehicle retail           $1,071,543  $  589,535  $  482,008        81.8%
Used vehicle retail             409,591     253,797     155,794        61.4
Used vehicle wholesale           59,867      37,642      22,225        59.0
Finance and insurance            60,057      35,994      24,063        66.9
Service, body and parts         172,398     100,797      71,601        71.0
Fleet and other                  19,851       7,109      12,742       179.2
                             ----------  ----------  ----------  ----------
  Total revenues              1,793,307   1,024,874     768,433        75.0
Cost of sales:
New vehicle retail            1,006,025     550,438     455,587        82.8
Used vehicle retail             359,099     218,446     140,653        64.4
Used vehicle wholesale           59,560      37,310      22,250        59.6
Service, body and parts          88,097      52,690      35,407        67.2
Fleet and other                  19,405       6,697      12,708       189.8
                             ----------  ----------  ----------  ----------
  Total cost of sales         1,532,186     865,581     666,605        77.0
                             ----------  ----------  ----------  ----------
Gross profit                    261,121     159,293     101,828        63.9
Asset impairment                  1,853           -       1,853          NM
SG&A expense                    184,288     108,416      75,872        70.0
Depreciation and
 amortization                     8,964       5,316       3,648        68.6
                             ----------  ----------  ----------  ----------
Income from operations           66,016      45,561      20,455        44.9
Floor plan interest expense      (4,535)     (2,979)      1,556        52.2
Other interest expense           (4,848)     (2,115)      2,733       129.2
Other income, net                    89         773        (684)      (88.5)
                             ----------  ----------  ----------  ----------
Income from continuing
 operations before income
 taxes                           56,722      41,240      15,482        37.5
Income tax expense              (15,582)    (14,080)      1,502        10.7
Income tax rate                    27.5%       34.1%
                             ----------  ----------  ----------  ----------
Income from continuing
 operations                  $   41,140  $   27,160  $   13,980        51.5%
Income from discontinued
 operations, net of tax               -         212        (212)         NM
                             ----------  ----------  ----------  ----------
Net income                   $   41,140  $   27,372  $   13,768        50.3%

Diluted net income per
 share:
Continuing operations        $     1.55  $     1.03  $     0.52        50.5%
Discontinued operations               -        0.01       (0.01)         NM
                             ----------  ----------  ----------  ----------
Net income per share         $     1.55  $     1.04  $     0.51        49.0%
                             ==========  ==========  ==========  ==========

Diluted shares outstanding       26,517      26,283         234         0.9%

NM - not meaningful

Lithia Motors, Inc.
Key Performance Metrics
(Unaudited)
                             Three months ended                       %
                                December 31,          Increase    Increase
                          ------------------------
                              2014         2013      (Decrease)  (Decrease)
                          -----------  -----------  -----------  ----------
Gross margin
New vehicle retail                6.1%         6.6%    (50) bps
Used vehicle retail              12.3         13.9    (160) bps
Used vehicle wholesale            0.5          0.9     (40) bps
Finance and insurance           100.0        100.0        - bps
Service, body and parts          48.9         47.7      120 bps
Fleet and other                   2.2          5.8    (360) bps
Gross profit margin              14.6         15.5     (90) bps

Unit sales
New vehicle retail             32,064       17,004       15,060        88.6%
Used vehicle retail            21,562       13,830        7,732        55.9
Total retail units sold        53,626       30,834       22,792        73.9
Used vehicle wholesale          9,029        5,462        3,567        65.3

Average selling price
New vehicle retail             33,419       34,670       (1,251)      (3.6)%
Used vehicle retail            18,996       18,351          645         3.5
Used vehicle wholesale          6,631        6,892         (261)       (3.8)

Average gross profit per
 unit
New vehicle retail        $     2,043  $     2,299  $      (256)     (11.1)%
Used vehicle retail             2,342        2,556         (214)       (8.4)
Used vehicle wholesale             34           61          (27)      (44.3)
Finance and insurance           1,120        1,167          (47)       (4.0)
Total vehicle(1)                3,289        3,593         (304)       (8.5)

Revenue mix
New vehicle retail               59.8%        57.5%
Used vehicle retail              22.8         24.8
Used vehicle wholesale            3.3          3.7
Finance and insurance,
 net                              3.3          3.5
Service, body and parts           9.6          9.8
Fleet and other                   1.2          0.7

                                  Adjusted                As reported
                          ------------------------  -----------------------
                             Three months ended        Three months ended
                                December 31,              December 31,

Other metrics                 2014         2013         2014        2013
                          -----------  -----------  -----------  ----------
SG&A as a % of revenue           10.2%        10.6%        10.3%       10.6%
SG&A as a % of gross
 profit                          70.3         68.2         70.6        68.1
Operating profit as a %
 of revenue                       3.8          4.4          3.7         4.4
Operating profit as a %
 of gross profit                 26.3         28.5         25.3        28.6
Pretax margin                     3.4          4.0          3.2         4.0
Net profit margin                 2.1          2.5          2.3         2.7

 (1) - includes the sales and gross profit related to new, used retail, used wholesale and finance and insurance and unit sales for new and used retail

Lithia Motors, Inc.
Same Store Operating Highlights
(Unaudited)

                             Three months ended                       %
                                December 31,          Increase    Increase
                          ------------------------
                              2014         2013      (Decrease)  (Decrease)
                          -----------  -----------  -----------  ----------
Revenues
New vehicle retail        $   657,520  $   587,804  $    69,716        11.9%
Used vehicle retail           293,067      253,385       39,682        15.7
Used vehicle wholesale         43,192       37,641        5,551        14.7
Finance and insurance          40,842       35,900        4,942        13.8
Service, body and parts       112,786      100,467       12,319        12.3
Fleet and other                13,243        7,108        6,135        86.3
                          -----------  -----------  -----------
Total revenues            $ 1,160,650  $ 1,022,305  $   138,345        13.5

Gross profit
New vehicle retail        $    41,841  $    39,057  $     2,784         7.1%
Used vehicle retail            36,796       35,310        1,486         4.2
Used vehicle wholesale            505          332          173        52.1
Finance and insurance          40,842       35,900        4,942        13.8
Service, body and parts        54,461       47,998        6,463        13.5
Fleet and other                   668          410          258        62.9
                          -----------  -----------  -----------
Total gross profit        $   175,113  $   159,007  $    16,106        10.1

Gross margin
New vehicle retail                6.4%         6.6%    (20) bps
Used vehicle retail              12.6         13.9    (130) bps
Used vehicle wholesale            1.2          0.9       30 bps
Finance and insurance           100.0        100.0        - bps
Service, body and parts          48.3         47.8       50 bps
Fleet and other                   5.0          5.8     (80) bps
Gross profit margin              15.1         15.6     (50) bps

Unit sales
New vehicle retail             18,510       16,937        1,573         9.3%
Used vehicle retail            15,146       13,807        1,339         9.7
Total retail units sold        33,656       30,744        2,912         9.5
Used vehicle wholesale          5,814        5,462          352         6.4

Average selling price
New vehicle retail        $    35,522  $    34,705  $       817         2.4%
Used vehicle retail            19,349       18,352          997         5.4
Used vehicle wholesale          7,429        6,891          537         7.8

Average gross profit per
 unit
New vehicle retail        $     2,260  $     2,306  $       (46)        2.0%
Used vehicle retail             2,429        2,557         (128)       (5.0)
Used vehicle wholesale             87           61           26        42.6
Finance and insurance           1,214        1,168           46         3.9
Total vehicle(1)                3,565        3,597          (32)       (0.9)

(1) - includes the sales and gross profit related to new, used retail, used wholesale and finance and insurance and unit sales for new and used retail

Lithia Motors, Inc.
Consolidated Statements of Operations
(Unaudited)
(In thousands except per share data)

                              Twelve months ended                     %
                                 December 31,          Increase   Increase
                               2014         2013      (Decrease) (Decrease)
                           -----------  -----------  ----------- ----------
Revenues:
New vehicle retail         $ 3,077,670  $ 2,256,598  $   821,072       36.4%
Used vehicle retail          1,362,481    1,032,224      330,257       32.0
Used vehicle wholesale         195,699      158,235       37,464       23.7
Finance and insurance          190,381      139,007       51,374       37.0
Service, body and parts        512,124      383,483      128,041       33.5
Fleet and other                 51,971       36,202       15,769       43.6
                           -----------  -----------  ----------- ----------
  Total revenues             5,390,326    4,005,749    1,384,577       34.6
Cost of sales:
New vehicle retail           2,879,486    2,105,480      774,006       36.8
Used vehicle retail          1,183,228      881,366      301,862       34.2
Used vehicle wholesale         192,053      155,524       36,529       23.5
Service, body and parts        262,388      197,913       64,475       32.6
Fleet and other                 49,849       34,513       15,336       44.4
                           -----------  -----------  ----------- ----------
  Total cost of sales        4,567,004    3,374,796    1,192,208       35.3
                           -----------  -----------  ----------- ----------
Gross profit                   823,322      630,953      192,369       30.5
Asset impairments                1,853            -        1,853         NM
SG&A expense                   563,207      427,400      135,807       31.8
Depreciation and
 amortization                   26,363       20,035        6,328       31.6
                           -----------  -----------  ----------- ----------
Income from operations         231,899      183,518       48,381       26.4
Floor plan interest
 expense                       (13,861)     (12,373)       1,488       12.0
Other interest expense         (10,742)      (8,350)       2,392       28.6
Other income, net                3,199        2,993          206        6.9
                           -----------  -----------  ----------- ----------
Income from continuing
 operations before income
 taxes                         210,495      165,788       44,707       27.0
Income tax expense             (74,955)     (60,574)      14,381       23.7
Income tax rate                   35.6%        36.5%
                           -----------  -----------  ----------- ----------
Income from continuing
 operations                $   135,540  $   105,214  $    30,326       28.8%
Income from discontinued
 operations, net of tax          3,180          786        2,394         NM
                           -----------  -----------  ----------- ----------
Net income                 $   138,720  $   106,000  $    32,720       30.9%

Diluted net income per
 share:
Continuing operations      $      5.14  $      4.02  $      1.12       27.9%
Discontinued operations           0.12         0.03         0.09         NM
                           -----------  -----------  ----------- ----------
Net income per share       $      5.26  $      4.05  $      1.21       29.9%
                           ===========  ===========  =========== ==========

Diluted shares outstanding      26,382       26,191          191        0.7%

NM - not meaningful

Lithia Motors, Inc.
Key Performance Metrics
(Unaudited)
                             Twelve months ended                      %
                                December 31,          Increase    Increase
                          ------------------------
                              2014         2013      (Decrease)  (Decrease)
                          -----------  -----------  -----------  ----------
Gross margin
New vehicle retail                6.4%         6.7%    (30) bps
Used vehicle retail              13.2         14.6    (140) bps
Used vehicle wholesale            1.9          1.7       20 bps
Finance and insurance           100.0        100.0        - bps
Service, body and parts          48.8         48.4       40 bps
Fleet and other                   4.1          4.7     (60) bps
Gross profit margin              15.3         15.8     (50) bps

Unit sales
New vehicle retail             91,104       66,857       24,247        36.3%
Used vehicle retail            71,674       57,061       14,613        25.6
Total retail units sold       162,778      123,918       38,860        31.4
Used vehicle wholesale         27,918       22,086        5,832        26.4

Average selling price
New vehicle retail        $    33,782  $    33,753  $        29         0.1%
Used vehicle retail            19,009       18,090          919         5.1
Used vehicle wholesale          7,010        7,164         (154)       (2.1)

Average gross profit per
 unit
New vehicle retail        $     2,175  $     2,260  $       (85)      (3.8)%
Used vehicle retail             2,501        2,644         (143)       (5.4)
Used vehicle wholesale            131          123            8         6.5
Finance and insurance           1,170        1,122           48         4.3
Total vehicle(1)                3,511        3,581          (70)       (2.0)

Revenue mix
New vehicle retail               57.1%        56.3%
Used vehicle retail              25.3         25.8
Used vehicle wholesale            3.6          4.0
Finance and insurance,
 net                              3.5          3.5
Service, body and parts           9.5          9.6
Fleet and other                   1.0          0.8

                                  Adjusted                As reported
                          ------------------------  -----------------------
                             Twelve months ended      Twelve months ended
                                December 31,              December 31,
                          ------------------------  -----------------------
Other metrics                 2014         2013         2014        2013
                          -----------  -----------  -----------  ----------
SG&A as a % of revenue           10.3%        10.6%        10.4%       10.7%
SG&A as a % of gross
 profit                          67.7         67.2         68.4        67.7
Operating profit as a %
 of revenue                       4.4          4.7          4.3         4.6
Operating profit as a %
 of gross profit                 29.1         29.7         28.2        29.1
Pretax margin                     4.1          4.2          3.9         4.1
Net profit margin                 2.5          2.6          2.5         2.6

(1) - includes the sales and gross profit related to new, used retail, used wholesale and finance and insurance and unit sales for new and used retail

Lithia Motors, Inc.
Same Store Operating Highlights
(Unaudited)
                             Twelve months ended                      %
                                December 31,          Increase    Increase
                          ------------------------
                              2014         2013      (Decrease)  (Decrease)
                          -----------  -----------  -----------  ----------
Revenues
New vehicle retail        $ 2,501,956  $ 2,252,242  $   249,714        11.1%
Used vehicle retail         1,181,168    1,031,101      150,067        14.6
Used vehicle wholesale        172,585      158,210       14,375         9.1
Finance and insurance         161,205      138,850       22,355        16.1
Service, body and parts       425,976      382,728       43,248        11.3
Fleet and other                41,898       36,201        5,697        15.7
                          -----------  -----------  -----------
Total revenues            $ 4,484,788  $ 3,999,332  $   485,456        12.1

Gross profit
New vehicle retail        $   163,611  $   150,879  $    12,732         8.4%
Used vehicle retail           158,350      150,715        7,635         5.1
Used vehicle wholesale          3,728        2,823          905        32.1
Finance and insurance         161,205      138,850       22,355        16.1
Service, body and parts       206,939      185,268       21,671        11.7
Fleet and other                 2,168        1,687          481        28.5
                          -----------  -----------  -----------
Total gross profit        $   696,001  $   630,222  $    65,779        10.4

Gross margin
New vehicle retail                6.5%         6.7%    (20) bps
Used vehicle retail              13.4         14.6    (120) bps
Used vehicle wholesale            2.2          1.8       40 bps
Finance and insurance           100.0        100.0        - bps
Service, body and parts          48.6         48.4       20 bps
Fleet and other                   5.2          4.7       50 bps
Total gross profit               15.5         15.8     (30) bps

Unit sales
New vehicle retail             72,177       66,703        5,474         8.2%
Used vehicle retail            61,561       56,997        4,564         8.0
Total retail units sold       133,738      123,700       10,038         8.1
Used vehicle wholesale         23,582       22,085        1,497         6.8

Average selling price
New vehicle retail        $    34,664  $    33,765  $       899         2.7%
Used vehicle retail            19,187       18,090        1,097         6.1
Used vehicle wholesale          7,319        7,164          155         2.2

Average gross profit per
 unit
New vehicle retail        $     2,267  $     2,262  $         5         0.2%
Used vehicle retail             2,572        2,644          (72)       (2.7)
Used vehicle wholesale            158          128           30        23.4
Finance and insurance           1,205        1,122           83         7.4
Total vehicle(1)                3,641        3,583           58         1.6

(1) - includes the sales and gross profit related to new, used retail, used wholesale and finance and insurance and unit sales for new and used retail

Lithia Motors, Inc.
Other Highlights
(Unaudited)
                                              As of December 31,
                                            ---------------------
                                                                   Increase
                                               2014       2013    (Decrease)
                                            ---------- ---------- ----------
Days Supply(1)
New vehicle inventory                           62         74        (12)
Used vehicle inventory                          53         63        (10)

  (1) Days supply calculated based on current inventory
levels, excluding in-transit vehicles, and a 30-day
historical cost of sales level.

Financial covenants
                                                              As of December
                                        Requirement              31, 2014
                              ------------------------------ ---------------
 Current ratio(1)                    Not less than 1.20 to 1       1.16 to 1
 Fixed charge coverage ratio         Not less than 1.20 to 1       3.30 to 1
 Leverage ratio                      Not more than 5.00 to 1       2.21 to 1
 Funded debt restriction          Not more than $600 million  $374.0 million

(1) In February 2015, we requested and received a waiver for the current ratio covenant as of December 31, 2014, and amended the facility to reduce the covenant to 1.10 to 1 for the first quarter of 2015 and beyond.

Lithia Motors, Inc.
Other Highlights
(Unaudited)
                               Three months ended      Twelve Months ended
                                  December 31,            December 31,
                             ----------------------  ----------------------
                                2014        2013        2014        2013
                             ----------  ----------  ----------  ----------
New vehicle unit sales brand
 mix
Chrysler                           17.8%       27.6%       24.6%       29.5%
Toyota                             18.1        14.0        15.2        14.6
Honda, Acura                       22.7         8.5        13.2         7.9
General Motors                      9.3        14.2        12.5        15.2
Subaru                              7.0         9.3         8.7         8.2
BMW, MINI                           7.9         7.5         6.8         6.7
Ford                                4.1         6.0         5.6         6.0
Nissan                              3.8         3.4         3.7         3.0
Volkswagen, Audi                    3.0         1.8         2.8         2.2
Hyundai                             1.6         2.4         2.5         2.6
Mercedes                            1.9         3.9         2.2         2.8
Kia                                 1.1         0.8         1.1         0.7
Lexus                               1.2           -         0.4           -
Other                               0.5         0.6         0.7         0.6

                               Three months ended      Twelve months ended
                                  December 31,            December 31,
                             ----------------------  ----------------------
                                2014        2013        2014        2013
                             ----------  ----------  ----------  ----------
Revenue geographic mix
Texas                              14.9%       23.1%       20.7%       24.4%
Oregon                             16.0        23.0        20.2        21.6
California                         21.4        11.7        15.8        10.8
Washington                          5.9         8.2         6.8         8.1
Alaska                              5.4         7.2         6.6         7.6
Iowa                                3.1         5.0         3.9         4.9
Idaho                               2.9         4.6         3.9         4.9
Montana                             5.5         8.6         7.3         8.9
Nevada                              3.3         4.7         4.2         4.8
North Dakota                        1.4         2.3         1.9         2.4
New Mexico                          0.9         1.6         1.3         1.6
New Jersey                         15.2           -         5.0           -
New York                            2.8           -         0.9           -
Hawaii                              1.3           -         1.5           -

                               As of February 25,
                                      2014
                             ----------------------
                                # of
Current store count mix        stores    % of total
                             ----------  ----------
Chrysler, Fiat                       25        19.2%
Honda, Acura                         22        16.9
Toyota, Lexus                        19        14.6
General Motors                       16        12.3
BMW, MINI                            11         8.5
Volkswagen, Audi                      7         5.4
Nissan                                6         4.6
Ford                                  6         4.6
Subaru                                6         4.6
Hyundai                               5         3.8
Mercedes                              3         2.3
Other                                 4         3.2

Lithia Motors, Inc.
Consolidated Balance Sheets
(Unaudited)
(In thousands)
                                       December 31, 2014  December 31, 2013
                                       -----------------  -----------------

Cash and cash equivalents              $          29,898  $          23,686
Trade receivables, net                           295,379            170,519
Inventories, net                               1,249,659            859,019
Deferred income taxes                                  -              1,548
Other current assets                              32,010             15,251
Assets held for sale                               8,563             11,526
                                       -----------------  -----------------
Total current assets                   $       1,615,509  $       1,081,549

Property and equipment, net                      816,745            481,212
Goodwill                                         199,375             49,511
Franchise value                                  150,892             71,199
Deferred income taxes                                  -             10,256
Other non-current assets                          98,411             31,394
                                       -----------------  -----------------
Total assets                           $       2,880,932  $       1,725,121
                                       =================  =================

Floor plan notes payable               $          41,047  $          18,789
Floor plan notes payable: non trade            1,137,632            695,066
Current maturities of long-term debt              31,912              7,083
Trade payables                                    70,853             51,159
Accrued liabilities                              153,661             94,143
Deferred income taxes                              2,603                  -
Liabilities related to assets held for
 sale                                              4,892              6,271
                                       -----------------  -----------------
Total current liabilities              $       1,442,600  $         872,511

Long-term debt                                   609,066            245,471
Deferred revenue                                  54,403             44,005
Deferred income taxes                             42,795                  -
Other long-term liabilities                       58,963             28,412
                                       -----------------  -----------------
Total liabilities                      $       2,207,827  $       1,190,399
                                       -----------------  -----------------

Class A common stock                             276,058            268,255
Class B common stock                                 319                319
Additional paid-in capital                        29,775             22,598
Accumulated other comprehensive loss                (926)            (1,538)
Retained earnings                                367,879            245,088
                                       -----------------  -----------------
Total liabilities & stockholders'
 equity                                $       2,880,932  $       1,725,121
                                       =================  =================

Lithia Motors, Inc.
Summarized Cash Flow from Operations
(Unaudited)
(In thousands)
                                                   Twelve months ended
                                                      December 31,
                                             ------------------------------
                                                  2014            2013
                                             --------------  --------------
Net income                                   $      138,720  $      106,000

Adjustments to reconcile net income to net
 cash provided by operating activities:
Asset impairment                                      1,853               -
Depreciation and amortization                        26,363          20,035
Stock-based compensation                              7,436           6,565
(Gain) loss on disposal of assets                       464          (2,339)
Gain on sale of franchise                            (5,937)              -
Deferred income taxes                                13,355          14,477
Excess tax benefit from share-based payment
 arrangements                                        (6,186)         (5,994)
(Increase) decrease:
  Trade receivables, net                            (59,474)        (37,370)
  Inventories                                       (76,002)       (106,896)
  Other assets                                      (31,182)         (5,655)
Increase (decrease):
  Floor plan notes payable, net                        (647)          5,300
  Trade payables                                     (3,105)          8,480
  Accrued liabilities                               (13,472)         12,304
  Other long-term liabilities and deferred
   revenue                                           38,133          17,152
                                             --------------  --------------
Net cash provided by operating activities    $       30,319  $       32,059
                                             ==============  ==============

Lithia Motors, Inc.
Reconciliation of Non-GAAP Cash Flow from Operations
(Unaudited)
(In thousands)
                                                      Twelve months ended
                                                         December 31,
                                                   ------------------------
Net cash provided by operating activities              2014         2013
                                                   -----------  -----------
As reported                                        $    30,319  $    32,059
  Floor plan notes payable, non-trade, net             440,341      128,636
  Borrowings on floor plan notes payble associated
   with acquired inventory                            (257,363)     (25,148)
                                                   -----------  -----------
Adjusted                                           $   213,297  $   135,547
                                                   ===========  ===========

Lithia Motors, Inc.
Reconciliation of Certain Non-GAAP Financial Measures
(Unaudited)
(In thousands, except for per share data)

                             Three months ended December 31, 2014
                   --------------------------------------------------------
                      As     Acquisition     Equity        Tax
                   reported    expenses    Investment  attributes  Adjusted
                   --------  -----------  -----------  ----------  --------
Asset impairments  $  1,853  $         -  $    (1,853) $        -  $      -
Selling, general
 and
 administrative     184,288         (819)           -           -   183,468

Income from
 operations          66,016          819        1,853           -    68,689

Other income             89            -        1,160           -     1,249

Income from
 continuing
 operations before
 income taxes      $ 56,722  $       819  $     3,013  $        -  $ 60,555
Income tax expense  (15,583)        (338)      (6,506)       (600)  (23,027)
                   --------  -----------  -----------  ----------  --------
Net income from
 continuing
 operations        $ 41,139  $       481  $    (3,493) $     (600) $ 37,527
                   ========  ===========  ===========  ==========  ========

Diluted earnings
 per share from
 continuing
 operations        $   1.55  $      0.02  $     (0.13) $    (0.02) $   1.42
Diluted share
 count               26,517

                             Three months ended December 31, 2013
                   --------------------------------------------------------
                                Asset
                      As       disposal     Reserve        Tax     Adjusted
                   reported      gain     adjustments  attributes
                   --------  -----------  -----------  ----------  --------
Selling, general
 and
 administrative    $108,416  $     2,531  $    (2,341) $        -  $108,606

Income from
 operations          45,561       (2,531)       2,341           -    45,371

Income from
 continuing
 operations before
 income taxes      $ 41,240  $    (2,531) $     2,341  $        -  $ 41,050
Income tax expense  (14,080)         968         (869)     (1,320)  (15,301)
                   --------  -----------  -----------  ----------  --------
Net income from
 continuing
 operations        $ 27,160  $    (1,563) $     1,472  $   (1,320) $ 25,749
                   ========  ===========  ===========  ==========  ========

Diluted earnings
 per share from
 continuing
 operations        $   1.03  $     (0.06) $      0.06  $    (0.05) $   0.98
Diluted share
 count               26,283

Lithia Motors, Inc.
Reconciliation of Certain Non-GAAP Financial Measures
(Unaudited)
(In thousands, except for per share data)

                              Twelve months ended December 31, 2014
               As      Reserve   Acquisition   Equity       Tax
            reported Adjustments  expenses   Investment attributes Adjusted
            -------- ----------- ----------- ---------- ---------- ---------
Asset
 impair-
 ments       $1,853  $        -  $        -  $  (1,853) $       -  $      -
Selling,
 general
 and
 administ-
 rative      563,207     (3,931)     (1,865)         -          -   557,411

Income from
 operations  231,899      3,931       1,865      1,853          -   239,548

Other
 income       3,199           -           -      1,160          -     4,359

Income from
 continuing
 operations
 before
 income
 taxes     $210,495  $    3,931  $    1,865  $   3,013          -  $219,304
Income tax
 expense    (74,955)     (1,545)       (720)    (6,506)      (867)  (84,593)
            -------  ----------  ----------  ---------  ---------  --------
Net income
 from
 continuing
operations $135,540  $    2,386  $    1,145  $  (3,493)      (867) $134,711
            =======  ==========  ==========  =========  =========  ========

Diluted
 earnings
 per share
 from
 continuing
 operations $  5.14  $     0.09  $     0.04  $   (0.13)     (0.03) $   5.11
Diluted
 share
 count       26,382

                            Twelve months ended December 31, 2013
                 ----------------------------------------------------------
                              Asset
                    As      disposal     Reserve         Tax
                 reported     gain     adjustments    attributes   Adjusted
                 --------   --------   -----------   -----------   --------
Selling,
 general and
 administrative $ 427,400  $   2,531  $     (6,153) $          -  $ 423,778

Income from
 operations       183,518     (2,531)        6,153             -    187,140

Income from
 continuing
 operations
 before income
 taxes          $ 165,788  $  (2,531) $      6,153  $          -  $ 169,410
Income tax
 expense          (60,574)       968        (2,353)       (2,832)   (64,791)
                 --------   --------   -----------   -----------   --------
Net income from
 continuing
 operations     $ 105,214  $  (1,563) $      3,800  $     (2,832) $ 104,619
                 ========   ========   ===========   ===========   ========

Diluted
 earnings per
 share from
 continuing
 operations     $    4.02  $   (0.06) $       0.14  $      (0.11) $    3.99
Diluted share
 count             26,191

Contact:
John North
VP Finance and Controller
(541) 618-5748